Exhibit 99.1

Taysha Gene Therapies Announces Collaboration to Advance Next-Generation Mini-Gene Payloads for an AAV Gene Therapy for the Treatment of Neurodevelopmental Disorders

Taysha to have an exclusive option on new payloads, constructs, and intellectual property arising from research conducted under the agreement

Agreement leverages Taysha’s existing partnership with UT Southwestern Gene Therapy Program to develop new constructs incorporating novel mini-gene payloads

Dallas – March 9, 2021 - Taysha Gene Therapies, Inc. (Nasdaq: TSHA), a patient-centric, clinical-stage gene therapy company focused on developing and commercializing AAV-based gene therapies for the treatment of monogenic diseases of the central nervous system (CNS) in both rare and large patient populations, today announced a multi-year collaboration to advance next-generation mini-gene payloads for AAV gene therapies for the treatment of neurodevelopmental disorders. Taysha will have an exclusive option on new payloads, constructs, and intellectual property associated with, and arising from, the research conducted under this agreement.

The collaboration with Yong-Hui Jiang, MD, Ph.D., Professor and Chief of Medical Genetics at Yale University, follows the previously announced collaborations with Cleveland Clinic and UT Southwestern Gene Therapy Program (UTSW) to support the creation of a novel next-generation mini-gene platform designed to overcome key challenges in gene therapy. Under the terms of this most recent agreement, a team of researchers from Yale University will create mini-gene payloads designed to treat neurodevelopmental disorders including intellectual disability. UTSW will produce viral vector constructs that incorporate the mini-gene payloads and evaluate the constructs in in vivo and in vitro efficacy models.

“Our collaboration with Yale is a key addition to our established partnerships with Cleveland Clinic and UTSW, designed to advance our breakthrough next-generation mini-gene platform and to potentially expand the range of genetic diseases that can be treated by AAV-based gene therapy,” said Suyash Prasad, MBBS, M.Sc., MRCP, MRCPCH, FFPM, Chief Medical Officer and Head of Research and Development of Taysha. “We look forward to harnessing each partner’s unique capabilities and expertise to better address the challenge of vector capacity and believe our collective efforts may allow significant advancement in the field of gene therapy.”

About Taysha Gene Therapies

Taysha Gene Therapies (Nasdaq: TSHA) is on a mission to eradicate monogenic CNS disease. With a singular focus on developing curative medicines, we aim to rapidly translate our treatments from bench to bedside. We have combined our team’s proven experience in gene therapy drug development and commercialization with the world-class UT Southwestern Gene Therapy Program to build an extensive, AAV gene therapy pipeline focused on both rare and large-market indications. Together, we leverage our fully integrated platform—an engine for potential new cures—with a goal of dramatically improving patients’ lives. More information is available at www.tayshagtx.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning or implying the potential of our collaborations with Yale University, the Cleveland Clinic and UTSW, the potential of our product candidates to positively impact quality of life and alter the course of disease in the patients we seek to treat, our research, development and regulatory plans for our product candidates, the potential for these product candidates to receive regulatory approval from the FDA or equivalent foreign regulatory agencies, and whether, if approved, these product candidates will be successfully distributed and marketed. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings, including in our Annual Report on Form 10-K for the full-year ended December 31, 2020, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. Such risks may be amplified by the impacts of the COVID-19 pandemic. These forward-looking statements speak only as of the date hereof, and we disclaim any obligation to update these statements except as may be required by law.

Company Contact:

Kimberly Lee, D.O.

SVP, Corporate Communications and Investor Relations

Taysha Gene Therapies

klee@tayshagtx.com

Media Contact:

Carolyn Hawley

Canale Communications

carolyn.hawley@canalecomm.com